UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 18, 2017

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification Number)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

CNB Financial Corporation (the “Corporation”) held its Annual Meeting of Shareholders on April 18, 2017 for the purpose of: (i) selecting six Class 1 directors, (ii) voting on a non-binding advisory resolution on the Corporation’s compensation program for its named executive officers, (iii) ratifying the appointment of independent auditors, (iv) amending the Corporation’s bylaws to implement a majority vote standard for the election of directors in uncontested elections while retaining a plurality vote standard in contested elections, and (v) transacting such other business as would properly come before the meeting.

Results of the shareholder voting on the class 1 directors were as follows:

	Peter F.	William F.	Jeffrey S.	James B.	Francis X.	Peter C.
	Smith	Falger	Powell	Ryan	Straub, III	Varischetti
For	8,720,113	8,397,653	8,732,355	8,695,523	8,697,157	8,684,751
Withheld	500,390	822,850	488,148	524,980	523,346	535,752
Broker Non-Votes	1,679,759	1,679,759	1,679,759	1,679,759	1,679,759	1,679,759

Results of the advisory vote on executive compensation were as follows:

For	8,553,862
Against	463,633
Abstentions	203,005
Broker Non-Votes	1,679,762

Results of the ratification of Crowe Horwath LLP as independent auditors were as follows:

For	10,745,061
Against	51,541
Abstentions	103,660
Broker Non-Votes	—

Results of the proposal to amend the Corporation’s bylaws were as follows:

For	8,988,897
Against	105,659
Abstentions	125,947
Broker Non-Votes	1,679,759

The total shares voted at the annual meeting were 10,900,262.

The Corporation’s press release regarding the results of the Annual Meeting is filed as Exhibit 99.1 herewith and is incorporated by reference herein.

Item 8.01. Other Events

CNB Financial Corporation shareholders and CNB Bank each held separate annual meetings on April 18, 2017.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits: Exhibit 99.1 News Release announcing annual meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: April 19, 2017	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer

Exhibit Index

Number	Description

Exhibit 99.1	News Release announcing annual meeting.